U.S. GLOBAL INVESTORS FUNDS

Global Luxury Goods Fund
(formerly known as Holmes Macro Trends Fund)
(the “Fund”)

Investor Class Shares

Supplement dated July 1, 2020, to the Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented

1.	The Holmes Macro Trends Fund is hereby renamed the Global Luxury Goods Fund.

2.	The ticker symbol for the Global Luxury Goods Fund is USLUX.

3.	The primary benchmark index for the Global Luxury Goods Fund is the S&P Global Luxury Index.

4.	In the section entitled “General Information,” beginning on page 2 of the SAI, the fourth paragraph will be deleted in its entirety and replaced with the following:

Prior to the merger, U.S. Global Accolade Funds was an open-end management investment company and a Massachusetts business trust organized on April 16, 1993. The Emerging Europe 1 Fund was a non-diversified series of the trust. The Holmes Macro Trends Fund was a diversified series of the trust. The Emerging Europe Fund commenced operations on March 31, 1997 and the Holmes Macro Trends Fund commenced operations on October 17, 1994. On March 19, 2013, the Eastern European Fund changed its name to the Emerging Europe Fund. On December 20, 2013, the Holmes Growth Fund changed its name to the Holmes Macro Trends Fund. The Holmes Macro Trends Fund changed its name to the Global Luxury Goods Fund effective July 1, 2020.

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For more information, please contact a Fund customer service representative toll free at
1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.